UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2011
________________________________
Flagstone Reinsurance Holdings, S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37, Val St. André
L-1128 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  +352 273 515 30

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 12, 2011, Flagstone Reinsurance Holdings, S.A. (the “Company”), held its 2011 Annual General Meeting of Shareholders.  A quorum was present as required under the Company’s Articles of Incorporation (Statuts) as then in effect, and the proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2011 (the “Proxy Statement”), were approved, including the election of Messrs. Gary Black, Thomas Dickson, Jan Spiering and Wray T. Thorn as directors, certain changes to the Company’s organizational documents and a number of matters required in accordance Luxembourg law. The final results of the proposals are as follows:

1.           The election of four Class B directors to hold office until the Company’s 2014 Annual General Meeting of Shareholders or until their respective successors have been duly elected or appointed:

Nominees	For	Abstain	Broker Non-Vote
Gary Black	56,878,672	231,904	11,765,289
Thomas Dickson	56,949,042	161,534	11,765,289
Jan Spiering	56,948,162	162,414	11,765,289
Wray T. Thorn	56,878,672	231,904	11,765,289

2.           The election of certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries:

For	Against	Abstain	Broker Non-Vote
56,988,279	107,857	14,440	11,765,289

3.           The approval of the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm for fiscal year 2011 and until our 2012 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors:

For	Against	Abstain	Broker Non-Vote
68,688,202	172,413	15,250	0

4.           The approval, as required by Luxembourg law, of the appointment of Deloitte S.A. (Luxembourg) to serve as the Company’s Authorized Statutory Auditor (réviseur d’entreprises agrée) for the fiscal year 2011 and until our 2012 annual general meeting of shareholders:

For	Against	Abstain	Broker Non-Vote
68,688,202	172,413	15,250	0

5.           The advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
54,024,567	2,753,410	332,599	11,765,289

6.           The advisory vote on the frequency of holding future advisory votes on executive compensation:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
16,126,562	977,367	39,676,348	330,299	11,765,289

Taking into account the results of this advisory vote, in addition to the considerations set out in Proposal 6 to the Proxy Statement, the Company has decided to conduct future advisory votes on executive compensation every three years.

7.           The approval, as required by Luxembourg law, of the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2010 (together, the “Luxembourg Statutory Accounts”):

For	Against	Abstain	Broker Non-Vote
68,702,685	17,926	155,254	0

8.           The approval, as required by Luxembourg law, of the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2010 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2010:

For	Against	Abstain	Broker Non-Vote
68,702,685	17,926	155,254	0

9.           The allocation, as required by Luxembourg law, of the Company’s results and part of its distributable reserves:

For	Against	Abstain	Broker Non-Vote
68,842,190	17,926	15,749	0

10.           The granting of a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2010:

For	Against	Abstain	Broker Non-Vote
67,096,542	67,469	1,711,854	0

11.           The approval, as required by Luxembourg law, of all interim dividends declared since the Company’s last annual general meeting of shareholders:

For	Against	Abstain	Broker Non-Vote
68,842,690	17,926	15,249	0

12.           The approval of amendments to the Articles of Incorporation (Statuts) to limit the voting rights of certain of the Company’s U.S. shareholders under limited circumstances; the affirmative vote of more than two-thirds of the shares present, in person or by proxy, at the 2011 Annual General Meeting of Shareholders, was required to approve these amendments:

For	Against	Abstain	Broker Non-Vote
45,984,233	11,111,783	14,060	11,765,289

13.           The approval of amendments to the Articles of Incorporation (Statuts) to, among other things, (i) clarify the roles of the Authorized Statutory Auditor and the Independent Auditor, (ii) clarify the authority of the Board of Directors of the Company to issue shares upon the conversion of convertible debt, (iii) amend the term “Warrant” and (iv) change the date of the Company’s annual general meetings; the affirmative vote of more than two-thirds of the shares present, in person or by proxy, at the 2011 Annual General Meeting of Shareholders, was required to approve these amendments:

For	Against	Abstain	Broker Non-Vote
56,899,807	196,109	19,660	11,765,289

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: May 18, 2011